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                                 SWING LINE NOTE

$3,000,000                                                    New York, New York
                                                              July 2, 2002

                  FOR VALUE RECEIVED, the undersigned, COYNE INTERNATIONAL ENTERPRISES CORP., a New York corporation, and BLUE RIDGE TEXTILE MANUFACTURING INC., a Georgia corporation (collectively, the "Borrowers" and individually each as a "Borrower"), HEREBY PROMISE TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Swing Line Lender") at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent") at its address at 335 Madison Avenue, 12th Floor, New York, New York 10017, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of THREE MILLION DOLLARS ($3,000,000) or, if less, the aggregate unpaid amount of all Swing Line Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

                  This Swing Line Note is one of the Swing Line Notes issued pursuant to that certain Credit Agreement dated as of July 2, 2002 among Borrowers, the other Credit Parties signatory thereto, Agent, and the other Lenders signatory thereto from time to time (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Collateral Documents and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Swing Line Advances evidenced hereby are made and are to be repaid. The date and amount of each Swing Line Advance made by Swing Line Lender to Borrowers, the rate of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of any Borrower to make a payment when due of any amount owing under the Credit Agreement or this Swing Line Note in respect of the Swing Line Advances made by Swing Line Lender to Borrowers.

                  The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

                  If any payment on this Swing Line Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of any Event of Default, this Swing Line Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  Time is of the essence of this Swing Line Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

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                  Except as provided in the Credit Agreement, this Swing Line
Note may not be assigned by Swing Line Lender to any Person.

                  THIS SWING LINE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

                                                     COYNE INTERNATIONAL
                                                     ENTERPRISES CORP.

                                                     By:________________________
                                                        Name:
                                                        Title:


                                                     BLUE RIDGE TEXTILE
                                                     MANUFACTURING INC.

                                                     By:________________________
                                                        Name:
                                                        Title:

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